December 24, 2008

Dr. Kurt Kaczmarek
University of Wisconsin-Madison
3605 Medical Science
1300 University Avenue
Madison, WI 53706

Invention Title: A Non-invasive Neuro-modulation System
Inventors: Kurt Kaczmarek, Yuri Danilov and Mitchell Tyler
NIH Funding Agreement No.: NS014837
NIHEIR#: 0578503-07-0197

Re: Inventor Waiver Request Decision

Dear Drs. Kaczmarek, Danilov and Tyler:

This is in response to your request for the National Institutes of Health to permit title to the above-referenced Invention made under a funding agreement to a Nonprofit Institution to be assigned to the Inventors. Your request has been approved as detailed below with respect to the rights applicable to the Institution.

We have evaluated the request under 35 U.S.C. 202(d), using the regulations as promulgated under 37 CFR 401.9, and determined the following:

  the Government has insufficient interest in the invention to retain title and/or rights at this time;

  the inventors are free to retain and administer the rights applicable to the invention in accordance with the requirements of 37 CFR 401.9; and

  the inventors are bound by the terms in the inventor's request for retention of rights in this subject invention (e.g., the Inventor Certification). Although not all inclusive, the . inventors agree to:

- grant a nonexclusive, irrevocable, royalty-free license to practice the invention for or on behalf of the United States throughout the world;

- continue to adhere to conditions that would apply to the original award recipient under 37 CFR 401;

- seek patent protection for the subject invention within one year of the date of this approval; and '

- provide the NIH with documentation of any patent application numbers, confirmatory licenses, filing and/or application dates and inclusion of the Federal Support Clause within the text of the issued patent and any patent applications or their equivalents in the prosecution of any plant variety protection applications.

Once the inventors are assigned this intellectual property derived with Government funds, the · inventors should ensure that any research material derived from the invention remains available to the scientific community for research purposes, consistent with applicable NIH policies. Fulfillment of this request is consistent with the policy and objectives of the Bayh-Dole Act and 37 CFR 401 in that it serves to promote commercialization without encumbering future research and discovery.

Finally, the Inventors should coordinate and agree to appoint one inventor as the representative to go to the iEdison Invention and Patent Reporting web site, located at http://iEdison.gov, and register. The iEdison web site permits the inventor to, on behalf of any inventors that have been waived rights hereunder, make the required reports on assigned inventions. Once the inventor registers at the iEdison web site, the inventor needs to contact our office at (301) 435-1986 to transfer the technology appropriately to the new iEdison account established on behalf of the inventors.

This waiver permits the assignment of rights to the inventors. By signing below, the current owner of the Invention affirms the transfer to the inventors of the iEdison records relating to the IP.

This determination is effective upon the signature &return of this letter from the inventors and a signatory from the institution within 90 days from the date of this notification, and the inventor must register in iEdison for the continued reporting on this technology.

Sincerely,
/s/ John Salzman

John Salzman

Assistant Extramural Inventions Policy Officer
Division of Extramural Inventions and Technology Resources (DEITR),
Office of Policy for Extramural Research Administration (OPERA), OER, OD

cc:	Michael Falk (Director) Mitchell Tyler Yuri Danilov

Please direct all correspondence to:

Waiver Coordinator
6705 Rockledge Drive	Phone: (301) 435-1986
Suite 310, MSC 7980	Fax: (301) 480-0272
Bethesda, MD 20892-7980	E-mail: waiver@nih.gov

Accepted:_/s/ Mitchell E. Tyler	1/06/2009
Inventor Signature	Date

Mitchell E. Tyler	Researcher
Print Name	Title

Accepted: /s/ Michael Falk	1-22-09
Authorized Official	Date
Current Invention Owner

Michael Falk	1-22-09
Print Name	Title

Invention Title: A Non-invasive Neuro-modulation System
Inventor’s Name: Kurt Kaczmarek, Yuri Danilov and Mitchell Tyler
NIH Funding Agreement Number: NS014837
NIH EIR#: 05748503-07-0197
Current Date: December 24, 2008

Please direct all correspondence to:

Waiver Coordinator
6705 Rockledge Drive	Phone: (301) 435-1986
Suite 310, MSC 7980	Fax: (301) 480-0272
Bethesda, MD 20892-7980	E-mail: waiver@nih.gov

Accepted: Kurt Kaczmarek	1/5/2009
Inventor Signature	Date

Kurt Kaczmarek	Senior Scientist
Print Name	Title

Accepted: /s/ Michael Falk	1-22-09
Authorized Official	Date
Current Invention Owner

Michael Falk	1-22-09
Print Name	Title

Invention Title: A Non-invasive Neuro-modulation System
Inventor’s Name: Kurt Kaczmarek, Yuri Danilov and Mitchell Tyler
NIH Funding Agreement Number: NS014837
NIH EIR#: 05748503-07-0197
Current Date: December 24, 2008

Please direct all correspondence to:

Waiver Coordinator
6705 Rockledge Drive	Phone: (301) 435-1986
Suite 310, MSC 7980	Fax: (301) 480-0272
Bethesda, MD 20892-7980	E-mail: waiver@nih.gov

Accepted: /s/ Yuri Danilov	January 7, 2009
Inventor Signature	Date

Yuri Danilov	Senior Scientist
Print Name	Title

Accepted: /s/ Michael Falk	1-22-09
Authorized Official	Date
Current Invention Owner

Michael Falk	1-22-09
Print Name	Title

Invention Title: A Non-invasive Neuro-modulation System
Inventor’s Name: Kurt Kaczmarek, Yuri Danilov and Mitchell Tyler
NIH Funding Agreement Number: NS014837
NIH EIR#: 05748503-07-0197
Current Date: December 24, 2008